EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES−OXLEY ACT OF 2002

In connection with the Quarterly Report of Craft Brew Alliance, Inc. (the “Registrant”) on Form 10-Q for the quarter ended September 30, 2013, as filed with the Securities and Exchange Commission on November 6, 2013 (the “Report”), Terry E. Michaelson, the Chief Executive Officer of the Registrant, and Mark D. Moreland, the Chief Financial Officer and Treasurer of the Registrant, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 6, 2013

BY:	/s/ Terry E. Michaelson
Terry E. Michaelson
Chief Executive Officer
(Principal Executive Officer)

BY:	/s/ Mark D. Moreland
Mark D. Moreland
Executive Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)